                                                                   EXHIBIT 10.1

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------


                          LOAN AND FINANCING AGREEMENT



            LENDER:          THE BOARD OF TRUSTEES OF THE
                             POLICEMEN AND FIREMEN RETIREMENT
                             SYSTEM OF THE CITY OF DETROIT

            BORROWERS:       MCA FINANCIAL CORP.
                             MCA MORTGAGE CORPORATION
                             MORTGAGE CORPORATION OF AMERICA
                             MORTGAGE CORPORATION OF AMERICA, INC.
                             MCA REALTY CORPORATION
                             COMPLETE FINANCIAL CORP.
                             SECURITIES CORPORATION OF AMERICA

            TYPE/AMOUNT:     SUBORDINATED TERM LOAN ($15,000,000.00)




- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

                          LOAN AND FINANCING AGREEMENT


     This Agreement made this 18th day of July, 1996, by and between The Board of Trustees of the Policemen and Firemen Retirement System of the City of Detroit, whose address is 908 City-County Building, Detroit, Michigan 48226 (hereinafter referred to as "Lender"), and MCA Financial Corp., a Michigan corporation, MCA Mortgage Corporation, a Michigan corporation, Mortgage Corporation of America, a Michigan corporation, Mortgage Corporation of America, Inc., an Ohio corporation, MCA Realty Corporation, a Michigan corporation, Complete Financial Corp., a Michigan corporation, and Securities Corporation of America, a Michigan corporation, whose addresses are set forth in Section 13 hereof (hereinafter defined and referred to as "Borrowers").

                                R E C I T A L S:

                                       I.

            PRELIMINARY REPRESENTATIONS, WARRANTIES, ACKNOWLEDGMENTS
                               AND CONFIRMATIONS

     The Lender and Borrowers [after giving effect to the Incorporation by Reference (as hereinafter provided in Section II of these Recitals) of the Existing Loan Documents (as hereinafter defined and as hereinafter amended)] are parties to and/or involved in [including, but not by way of limitation as Affiliates (as defined in the Credit Agreement) (as hereinafter defined), and are Persons (as defined in the Credit Agreement) included in the Financial Statements (as defined in the Credit Agreement) ("Financial Statement Interests")] the Existing Financial Arrangements (as hereinafter defined) evidenced by the Existing Loan Documents (as hereinafter defined); and

     The Borrowers represent, warrant, acknowledge, agree and confirm that the Lender, the Senior Lenders (as hereinafter defined), and other Persons, rely on the Financial Statements and Financial Statement Interests, including, but not by way of limitation, any commercial bank providing a Credit Facility as contemplated by Section 2.01 of the Credit Agreement; and

     The Borrowers represent, warrant, acknowledge, agree and confirm that they have collective and mutual intertwined, interdependent, and common interests and business transactions between and/or among the Borrowers, including, but not by way of limitation, financial interests, the Financial Statement Interests evidenced by the Financial Statements, interests in various assets and properties, and the uses thereof, and interests in operations (including in the financing, purchase, and origination of mortgage loans and servicing rights with respect to mortgage loans, and other related activities), such common interest being further evidenced by the Financial Statements of the Borrowers (collectively hereinafter referred to as the "Common Interests"); and

     The Borrowers represent, warrant, acknowledge, agree and confirm that the Borrowers are under Common Control (as defined in the Credit Agreement); and

     The Borrowers represent, warrant, acknowledge, agree and confirm that the nature of said Common Interests and Common Control benefits all the Borrowers collectively; and

     The Borrowers represent, warrant, acknowledge, agree and confirm that they will be collectively and/or singularly deriving, directly and/or indirectly, substantial benefits from the Loan (as hereinafter defined) and the transactions hereinafter contemplated, and the disbursements and uses of the proceeds of the Loan, directly and/or indirectly, by any one or more of the Borrowers irrespective of the disbursement to, or use of the proceeds by, any of the particular Borrowers; and

     The Borrowers represent, warrant, acknowledge, agree and confirm that in consideration of all of the foregoing representations, warranties, acknowledgments, agreements and confirmations (collectively the "Inducement Representations"), the Borrowers have received fair and adequate consideration (collectively the "Consideration"), and have induced the Fund to make the Loan and enter into this Agreement, and accept the Note (as hereinafter defined).

                                      II.

             INCORPORATION BY REFERENCE OF EXISTING LOAN DOCUMENTS

     The Lender and Borrowers, by this reference hereby incorporate in their entirety (subject to the Section 5 hereof) the Existing Loan Documents as if the same were fully set forth herein.

                                      III.

                              LENDING TRANSACTION


     Borrowers desire to borrow a certain sum of money from Lender on the terms and conditions as hereinafter set forth; and

     Lender is willing to lend such sum to Borrowers, provided Borrowers comply with all terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter contained and the Consideration, in reliance on the Recitals and the representations and warranties hereinafter contained, and subject to the terms and conditions hereinafter contained, it is hereby agreed between the parties as follows:

     1. DEFINITIONS:

     In this Agreement and in the Collateral Documents (unless the context thereof requires a contrary definition or unless the same shall be defined therein, in which latter event, the definitions shall be cumulative and not exclusive), the following words, phrases, and expressions shall have the respective meanings attributed to them, to be equally applicable to both the singular and plural forms).

     1.1. "AGREEMENT" shall mean this Loan and Financing Agreement, and all Ramendments, modifications, and extensions thereto, and restatements hereof.

     1.2. "AUTHORIZED SIGNATORY" shall mean any Person designated in any Certified Resolution.

     1.3. "BORROWERS"  shall mean both:

          (a) MCA Financial Corp., a Michigan corporation, MCA Mortgage Corporation, a Michigan corporation, Mortgage Corporation of America, a Michigan corporation, Mortgage Corporation of Michigan, Inc., an Ohio corporation, MCA Realty

Corporation, a Michigan corporation, Complete Financial Corp., a
Michigan corporation, and Securities Corporation of America, a Michigan corporation, jointly, jointly and severally, and severally; and/or

     (b) any one or more of the corporations named or included in Section
1.3(a).

     1.4. "BUSINESS DAYS" shall mean each weekday on which federally chartered banks located in the State of Michigan are open.

     1.5. "CREDIT AGREEMENT" shall mean that certain Credit Enhancement Umbrella Agreement by and among MCA Financial Corp., MCA Mortgage Corporation, First America Mortgage Associates, Inc., and The Board of Trustees of the Policemen and Firemen Retirement System of the City of Detroit, dated April 30, 1993, as the same may be amended, supplemented, or otherwise modified from time to time in accordance with the terms thereof.

     1.6. "CERTIFIED RESOLUTIONS" shall mean any Certified Copy of Corporate Resolutions of any of the Borrowers, delivered to Lender and Escrow Agent from time to time, authorizing transactions between and/or among the Lender and Borrowers, designating the Persons of such Borrower authorized to act for and on behalf of such Borrower, and containing a certificate of incumbency of such Persons, together with such other provisions, representations and warranties as required by Lender.

     1.7. "CURE PERIOD" shall mean with respect to an Event of Default requiring a Notice of Default under Section 11 hereof:

          (a) Seven (7) Business Days following the Receipt Date of the Notice of Default with respect to a Monetary Event of Default; and

          (b) Twenty (20) Business Days following the Receipt Date of the Notice of Default with respect to a Non-Monetary Event of Default.

     1.8. "ESCROW ACCOUNT" shall mean the Escrow Account as defined in and established by the Escrow Agreement.

     1.9. "ESCROW AGREEMENT" shall mean that certain Escrow Agreement among Borrowers, Lender, and Escrow Agent, dated of even date herewith, including any amendments, modifications, and extensions thereto, or restatement thereof.

     1.10. "ESCROW AGENT" shall mean Sterling Bank & Trust Company, or any substitute Escrow Agent acting in such capacity pursuant to the Escrow Agreement.

     1.11. "ESCROW FUNDS" shall mean the monies contained in the Escrow Account, from time to time, including all interest accrued thereon.

      1.12. "EVENT OF DEFAULT"  shall mean:

            (a) a Default as defined in the Credit Agreement; and

            (b) the occurrence of any event, act, omission, breach, failure, violation or other non-observance or non-performance by any of the Borrowers or any Person, of any covenant, condition, agreement, duty, provision, or undertaking under this Agreement or any of the Related Documents.

     1.13. "EXISTING FINANCIAL ARRANGEMENTS" shall mean the transactions set forth in the Existing Loan Documents, as the same exist from time to time.

     1.14. "EXISTING LOAN DOCUMENTS" shall mean the Credit Agreement, and all documents and instruments executed in connection therewith, related thereto and/or to any Credit Enhancement, and/or referenced in any of the foregoing, now or hereafter existing.

     1.15. "INDEBTEDNESS"  shall mean and include:

           (a) all indebtedness, obligations and liabilities of the Borrowers referred to in this Agreement, in any of the Related Documents, or otherwise, of whatsoever kind, nature and description, primary or secondary, direct, indirect or contingent, due or to become due, and whether now existing or hereafter arising and howsoever evidenced or acquired, and whether joint, several, or joint and several; and

           (b) all present and future Money Advances made by Lender or Escrow gent in connection with this Agreement or the Related Documents, or otherwise, and whether made at Lender's option or otherwise, and the Loan and Note, now or hereafter executed or existing in connection herewith, and interest accrued thereon, from time to time; and

           (c) all future advances made by Lender or the Escrow Agent for the protection, enforcement, or preservation of Lender's rights and interests under this Agreement or any of the Related Documents, including, but not by way of limitation, and reasonable attorneys fees and consultants; and

           (d) all costs and expenses incurred by Lender or the Escrow Agent in connection with or arising out of the protection, enforcement or collection of any of the foregoing, including, without limitation, reasonable attorney(s) and consultant fee.

     1.16. "INSOLVENCY EVENT" shall mean any of the Borrowers becomes insolvent, is unable to pay its debts as they become due in ordinary course, makes an assignment for the benefit of creditors, files a voluntary petition under the United States Bankruptcy Code or any other insolvency or moratorium statute, or there is filed against any Company an involuntary petition under any such statute, provided however if such involuntary petition is dismissed within sixty (60) calendar days after filing, if no other Event of Default or Matured Event of Default exists, the Matured Event of Default based upon the Insolvency Event shall no longer be deemed to exist.

     1.17. "LENDER'S AUTHORIZED AGENT" shall mean Plante & Moran, L.L.P. or any Person substituted thereafter by Lender, from time to time, upon written notice to Borrowers.

     1.18. "LOAN BASE"  shall mean an amount which is the lesser of:

           (a) Fifteen Million ($15,000,000.00) Dollars, or

           (b) the aggregate of:

               (i) the amount of the Escrow Funds (excluding interest); and

               (ii) the outstanding Money Advances made for Qualifying Equipment and Qualifying Working Capital, provided however the amount of Money Advances made under this Section 1.18(b)(ii) shall not exceed Five Million ($5,000,000.00) Dollars; and


              (iii) the amount of the Qualifying Equity.

The Loan Base shall be computed at the option of Lender, as of the First (1st) Business Day of any calendar month, at the time of any Request For Advance, or at any other time reasonably selected by the Lender.

     1.19. "LOAN" shall mean the Subordinated Term Loan referenced in Section 2 hereof.

     1.20. "MATURED EVENT OF DEFAULT"  shall mean:

           (a) an Event of Default (as defined in the Credit Agreement); and/or

           (b) any Event of Default [excluding any Event of Default (as defined in the Credit Agreement)] which remains uncured in full after:

               (i) the lapse of time applicable thereto during which the same may be performed in accordance with the terms of this Agreement or the Related Documents;

               (ii) the giving of a required Notice of Default and failure to cure in full within the applicable Cure Period; and/or

           (c) a Senior Debt Default; and/or

           (d) an Insolvency Event [notwithstanding the provisions of
Section 11.01(g) of the Credit Agreement].

     1.21. "MONETARY EVENT OF DEFAULT" shall mean any Event of Default which may be cured by the payment of money to Lender or Escrow Agent.

     1.22. "MONEY ADVANCE" shall mean a loan or disbursement of money by Lender or the Escrow Agent, which is part of the Indebtedness.

     1.23. "NON-CONFORMING LOAN" shall mean a mortgage loan properly secured by a perfected lien on real estate with a constructed 1-4 residential dwelling that is not a Qualifying Origination Loan (as defined in the Credit Agreement).

     1.24. "NON-MONETARY EVENT OF DEFAULT" shall mean any Event of Default which is not a Monetary Event of Default.

     1.25. "NOTE" shall mean any of the notes evidencing the Loan, including any referred to in this Agreement or the Related Documents, now or hereafter executed by Borrowers, including all renewals, extensions, amendments, modifications, restatements, roll-overs or substitutions thereof, from time to time.

     1.26. "NOTICE OF DEFAULT" shall mean that written notice of an Event of Default required to be given by Lender pursuant to Section 11.

     1.27. "QUALIFYING EQUIPMENT" shall mean equipment, furniture, fixtures, and trade fixtures, and software, purchased or leased (provided Borrowers shall only be entitled to include in a Request for Advance lease payments, as and when due) with the proceeds of the Loan, as certified to in accordance with any Request For Advance.

     1.28. "QUALIFYING EQUITY" shall mean the Value of Qualifying
Non-Conforming Loans.

     1.29. "QUALIFYING NON-CONFORMING LOAN" shall mean a Non-Conforming Loan in which any of the Borrowers has an interest in, and to the extent of, the Value thereof.

     1.30. "QUALIFYING USES OF PROCEEDS" shall mean Money Advances made by the Escrow Agent for Qualifying Working Capital,

Qualifying Equipment and Qualifying Equity.

     1.31. "QUALIFYING WORKING CAPITAL" shall mean money used to pay for the Borrowers' operations directly related and attributable, on a reasonable basis, to its operations in connection with Non-Conforming Loans as certified in accordance with any Request for Advance and shall include by way of example, but not by way of limitation, money paid or payable for the items identified in
Schedule 1.31, and which are currently due or payable, excluding any prepayments thereof in circumstances where prepayment thereof is not in the ordinary course of business in connection with such item.

     1.32. "RECEIPT DATE" shall mean with respect to a Notice of Default, the earlier of:

          (a) the actual date of receipt by Borrowers; or

          (b) three (3) Business Days following the date of delivery by Lender toany expedited mail delivery service; or

          (c) five (5) Business Days following the date of delivery by Lender to the U.S. Postal Service if mailed by first class postage.

     1.33. "RELATED DOCUMENTS" shall mean any and all documents, instruments, notes, agreements, and written memoranda, referred to in this Agreement or referred to in any of the foregoing, and simultaneously or hereafter executed and/or delivered in connection herewith or therewith, and specifically, but not by way of limitation, those documents identified in Section 6 hereof.

     1.34. "REQUEST FOR ADVANCE" shall mean the Request For Advance as defined in Section 2.2(b)(ii) of this Agreement.

     1.35. "REQUIRED ESCROW PRINCIPAL PAYMENTS" shall mean all amounts outstanding at any time , in excess of the Loan Base, which shall be delivered to Escrow Agent no later than the close of business on the date each such excess exists.

     1.36. "SENIOR DEBT" shall mean existing or future indebtedness due under any term loan, revolving credit facility, or other financing provided to Borrowers by a Person acceptable to Lender [as evidenced by a Request for Approval (as required by the Note)], that is not subordinated to the payment of any other Debt [as defined in Section 1.11(ii) of the Credit Agreement] for the exclusive purposes of (a) warehousing of residential mortgage loans pending sale thereof to investors (including financing new mortgage loans originated or purchased from originators by that Borrower prior to their sale, or the refinancing of existing mortgage loans], and (b) the acquisition or retention of Qualifying Servicing Rights (as defined
in the Credit Agreement)        by that Borrower, and (c) working capital, and
which is secured by first liens on specified assets of Borrowers related to that financing.

     1.37. "SENIOR DEBT DEFAULT" shall mean the occurrence of any event, act, omission, failure, violation or other non-observance or non-performance by any of the Borrowers or any Person, of any covenant, condition, agreement, duty, provision, or undertaking under the Senior Debt Documents.

     1.38. "SENIOR DEBT DOCUMENTS" shall mean any and all documents, instruments, notes, agreements, and written memoranda, delivered in connection with, evidencing, and/or securing any Senior Debt, now or hereafter existing.

     1.39. "SENIOR DEBT TO NET WORTH RATIO" shall mean, as of the date of determination, that ratio, determined by a fraction:

           (a) the numerator of which is the aggregate amount of Senior Debt outstanding; and

           (b) the denominator of which is Net Worth (as defined in Section
1.43 of the Credit Agreement) plus the amount then accrued under
Section 3(a)(1) of the Put Agreement referenced in Section 6.3 hereof, to the extent such amount is reflected in the Financial Statements.

     1.40. "SENIOR LENDERS" shall mean the holders of the Senior Debt approved in accordance with the Note and a Request for Approval as therein set forth.

     1.41. "SUBORDINATION AGREEMENTS" shall have the meaning set forth in the Note.

     1.42. "TERMINATION DATE"  shall mean June 30, 2006.

     1.43. "VALUE" shall mean the dollar denominated amount in accordance with GAAP (as defined in the Credit Agreement) of the following interests of
Borrowers:

           (a) In the case of whole loans purchased and held in inventory by any of the Borrowers, valued at cost or, in the case of loans originated by any of the Borrowers, valued in accordance with GAAP (as defined in the Credit Agreement) and, with respect to whole loans pledged as collateral to a warehouse credit facility, valued at net of the amount of any borrowings against such loans according to the terms of that credit facility.F

           (b) In the case of securitization, valued at the present value of excess service fees receivable attributable to securitized originated loans to the extent permitted by GAAP.

           (c) In the case of any non-conforming mortgage securities issued by any of the Borrowers, valued at an amount equal to cash deposits required to be set aside by any of the Borrowers as a reserve therefor, plus the principal amount of such securities retained by a Borrower.

        (d) Servicing rights held separately from the ownership rights with respect to the mortgages that are security for a Non-Conforming Loan.

        (e) Any other non-conforming mortgage asset as approved in writing by the consultant to the pension fund, and the Lender (if the Lender's Authorized Agent so requires such approval by the Lender).

     2. LOAN COMMITMENT:

     Subject to the terms and conditions contained herein, and upon the condition that no Event of Default shall exist, Lender agrees that it shall fund the Loan pursuant to the following commitment (hereinafter referred to as "Subordinated Term Loan Commitment"):

     2.1. SUBORDINATED TERM LOAN COMMITMENT:

         (a) Commitment: Lender agrees to make a Money Advance to the Escrow Agent in the amount of Fifteen Million ($15,000,000.00) Dollars to be used solely for Qualifying Uses of Proceeds, to be repaid in accordance with the Subordinated Promissory Note (Term Loan) (herein referred to as "Subordinated Term Loan").

         (b) Conditions: Subject to the terms and conditions contained in this Agreement, and upon the condition that no Event of Default or Matured Event of Default shall then exist, and further provided all conditions precedent hereto or thereto have been met in the sole discretion of Lender as of the date hereof, Lender shall make the Money Advance set forth in Section 2.1.

     2.2 PROCEDURE FOR MONEY ADVANCES BY ESCROW AGENT:

         (a) Authorization to Escrow Agent: The Escrow Agreement shall provide that the Escrow Agent is authorized, up to June 30, 2001, to make Money Advances for Qualifying Uses of Loan Proceeds, from time to time, subject to, and in accordance with the conditions set forth in Section 2.2 (b) of this Agreement.

         (b) Conditions:   The Escrow Agreement shall provide that the Escrow
Agent's obligation to make Money Advances is conditioned upon the following:

             (i) No Event of Default or Matured Event of Default shall then exist as determined by Lender's Authorized Agent; and

             (ii) Escrow Agent and Lender's Authorized Agent shall have received a written request for advance ("Request for Advance") at least Five
(5) Business Days prior thereto executed by an Authorized Signatory, which contains the following:

                   (1) the amount of the Money Advance requested; and

                   (2) a certification of an Authorized Signatory of the amount of each Money Advance requested to be respectively allocated to and used for Qualifying Equity, Qualifying Equipment and Qualifying Working Capital, together with all supporting documentation reasonably required by Lender's Authorized Agent; and

                   (3) a certification of an Authorized Signatory that no Event of Default or Matured Event of Default exists, or after giving effect to such Request For Advance, will be created thereby; and

                   (4) a certification of an Authorized Signatory [irrespective of whether a duplication of the matters set forth in 2.2(b)(ii)(3)], that after giving effect to such Request for Advance, there will be no sums outstanding in excess of the Loan Base; and

                   (5) a certification of an Authorized Signatory of the amount of the Senior Debt then outstanding; and

                   (6) a certification of an Authorized Signatory [irrespective of whether a duplication of the matters set forth in 2.2(b)(ii)(3)] that after giving effect to the Request For Advance, Borrowers will not be in violation of the Senior Debt To Net Worth Ratio;

                   (7) a certification of an Authorized Signatory stating the Value of Qualifying Non-Conforming Loans.

             (iii) the Escrow Agent not having received a written (including facsimile) notice that Lender or Lender's Authorized Agent does not approve the Request For Advance.

        (c)  Borrower may only make a Request For Advance on:

             (i) the date of execution hereof; and

             (ii) the First (1st) Business Day of each calendar month; and

             (iii) the Fifteenth (15th) calendar day of each month, or the next Business Day thereafter, if the Fifteenth (15th) calendar day is not a Business Day.

     3. DEPOSITS/CREDITS:

     Payments received by either the Escrow Agent or Lender shall be deposited no later than the next Business Day following the day of receipt by the Escrow Agent or Lender, and shall be credited to Borrowers upon receipt of good U.S. funds therefore. Such credits however, are conditional upon final payment to the Lender or Escrow Agent at its own offices in cash or solvent credits of all items giving rise to the credits, and if any item is not so paid, any credit given for it shall be reversed, whether or not the item is returned.

     4. EVIDENCE OF INDEBTEDNESS:

     Notwithstanding Paragraph 2 hereof, Borrowers shall execute a Subordinated Promissory Note (Term Loan) in the amount of Fifteen Million ($15,000,000.00) Dollars, evidencing the maximum amount provided for under the Subordinated Term Loan Commitment, and all renewals, extensions, modifications, rollovers and substitutions of any of the foregoing, from time to time.

     5. INCORPORATION BY REFERENCE:

     Pursuant to Section II of the Recitals, the Existing Loan Documents are incorporated herein by reference as if the same were more fully set forth herein, subject to the following:

     5.1. GENERAL RULES OF CONSTRUCTION: In incorporating the Existing Loan Documents, the parties acknowledge and agree as follows:

          (a) The Existing Loan Documents shall be deemed incorporated herein, and continue in full force and effect with respect to this Agreement, notwithstanding any of the following:

              (i) a Default (as defined in the Credit Agreement) or Event of Default (as defined in the Credit Agreement); or

              (ii) the Expiration of Enhancement as set forth in Section 3.01 of the Credit Agreement; or

              (iii) the Termination of Agreement as set forth in Section 3.02 of the Credit Agreement.

          (b) Nothing contained herein shall be deemed to extend or modify the Existing Loan Documents with respect to the provisions thereof as they relate to and govern the Existing Financial Arrangements, but are limited to the purposes of incorporating the provisions thereof herein solely with respect to the applicability thereof to the Loan, this Agreement and the Related Documents.

          (c) Any specific reference to the Credit Agreement or Existing Loan Documents herein made, shall be deemed duplicative and for specificity, and shall not be deemed inconsistent with Sections 5.1(a) or, 5.1(b) or, 5.2 of this Agreement.

     5.2. SPECIFIC AMENDMENTS TO EXISTING LOAN DOCUMENTS. In incorporating the Existing Loan Documents, the parties agree to the following amendments to the Credit Agreement:

          (a) Companies (as defined in the Credit Agreement) shall mean the Borrowers herein.

          (b) The Fund (as defined in the Credit Agreement) shall mean the Lender herein.

     6. RELATED DOCUMENTS:

     Borrowers have executed and delivered to Lender, or will execute or have executed and delivered to Lender, the following documents and containing such other terms, covenants, agreements, representations, warranties and other matters as Lender may require, all of which are part of the Related Documents:

     6.1. STOCK PURCHASE AGREEMENT: A Stock Purchase Agreement in the form executed on even date herewith, including all amendments, modifications, and extensions thereto and restatements thereof.

     6.2. PIGGYBACK RIGHTS AGREEMENT: A Piggyback Rights Agreement in the form executed on even date herewith, including all amendments, modifications, and extensions thereto and restatements thereof.

     6.3. PUT AGREEMENT: A Put Agreement in the form executed on even date herewith, including all amendments, modifications, and extensions thereto and restatements thereof.

     6.4. ESCROW AGREEMENT: An Escrow Agreement in the form executed on even date herewith, including all amendments, modifications, and extensions thereto and restatements thereof.

     7. REPRESENTATIONS AND WARRANTIES:

     Borrowers, jointly and severally, represent and warrant to Lender as follows:

     7.1. AUTHORIZATION, VALIDITY, AND ENFORCEABILITY OF THIS AGREEMENT: Each of the Borrowers has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Related Documents. Each of the Borrowers has taken all necessary corporate action to authorize its execution, delivery, and performance of this Agreement and the Related Documents. No consent, approval, or authorization of, or declaration or filing with, any Public Authority (as defined in the Credit Agreement), and no consent of any other Person (as defined in the Credit Agreement), is required in connection with any Borrower's execution, delivery and performance of this Agreement and the Related Documents, except for those already duly obtained. This Agreement has been duly executed and delivered by each of the Borrowers, and the Related Documents have been duly executed and delivered by each of the Borrowers (as required), and each constitutes the legal, valid and binding obligation of the respective Borrowers, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) limiting availability of equitable remedies. The execution, delivery, and performance of this Agreement and the Related Documents do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien (as defined in the Credit Agreement) upon the property of any of the Borrowers by reason of the terms of (i) any contract, mortgage, Lien, lease, agreement, indenture, or instrument to which any of the Borrowers is a party of which is binding upon, it (ii) any Requirements of Law (as defined in the Credit Agreement) applicable to any of the Borrowers, or (iii) the Articles of Incorporation or By-Laws of any of the Borrowers, or the Code of Regulations of Mortgage Corporation of America, Inc.

     7.2. ORGANIZATION AND QUALIFICATION: Each of the Borrowers is duly incorporated and validly existing and in good standing under the laws of the State of its incorporation and each has all requisite power and authority to conduct its respective business and to own its respective properties. Each of the Borrowers is duly qualified and in good standing, and authorized to conduct business in each of the jurisdictions set forth on Exhibit 7.2 hereto, and there are no jurisdictions in which any of the Borrowers is not qualified where the failure to be so qualified could have a material adverse affect on their respective business, properties or affairs. Each of the Borrowers has all corporate power to own its properties and conduct its business in the matter presently conducted and as contemplated by this Agreement.

     7.3. SUBSIDIARIES AND AFFILIATES: Exhibit 7.3 is a correct and complete list of the name and relationship to each of the Borrowers of each and all of its Subsidiaries (as defined in the Credit Agreement) and other Affiliates (as defined in the Credit Agreement).

     7.4. CAPITALIZATION:  The capitalization of each of the

Borrowers, including all authorized stock or other securities, authorized but unissued stock or other securities, and the par value thereof, are set forth on
Exhibit 7.4. All outstanding shares of common stock and Preferred Stock (as defined in the Credit Agreement) are validly issued, fully paid and non-assessable and have been issued in accordance with all applicable securities laws. Except as set forth on Schedule 7,4, there are no outstanding rights to acquire any stock or other securities of any of the Borrowers or commitments to issue any such rights. The stock or securities of any of the Borrowers owned by any of the Borrowers are free of liens and encumbrances and there are no rights to acquire or commitments to dispose of any of such stock or securities. There are no pre-emptive rights to acquires shares or securities of any of the Borrowers, and to each Borrowers' actual knowledge, there are no voting trusts, voting agreements or other agreements among any shareholders of any of the Borrowers relating to the voting of any stock or securities of any of the Borrowers' stock. There are no options, warrants or rights to acquire equity securities of any of the Borrowers except as set forth on Exhibit 7.4.


     7.5. QUALIFYING EQUIPMENT: Each item of Qualifying Equipment, as of the date of each Request for a Advance with respect thereto, meets the criteria therefore as herein set forth, except for those set forth.

     7.6. QUALIFYING EQUITY: Each item of Qualifying Equity, as of the date of each Request For Advance with respect thereto, meets the criteria therefore as herein set forth.

     7.7. QUALIFYING NON-CONFORMING LOAN: Each Qualifying Non-Conforming Loan, as of the date of each Request for Advance with respect thereto, meets the criteria therefore as herein set forth.

     7.8. SENIOR DEBT:  No Senior Debt:

          (a) shall be incurred, agreed to, or outstanding in excess of the amount that would result in a violation of the Senior Debt To Net Worth Ratio; and/or

          (b) shall be incurred, agreed to, or outstanding that is not consented to in writing by Lender; and/or

          (c) shall be incurred or required to be approved while any Event of Default or Matured Event of Default exists.

     7.9. REQUEST FOR ADVANCE: No Request For Advance will be made by Borrowers that after giving effect thereto:

          (a) will result in any sums being outstanding in excess of the Loan Base; and

          (b) is not true and correct.

     7.10. PAYMENTS: Borrowers shall make all Required Escrow Principal Payments to the Escrow Agent, as and when due, and shall make all payments due under the Note to Lender, as and when due.

     7.11. SURVIVAL AND CONTINUATION:

     Each of the representations and warranties contained herein, and the representations and warranties contained in Article 8 of the Credit Agreement incorporated herein, shall be true and accurate as of the date hereof, except for (x) Section 8.01 and 8.03 and 8.04 (which are respectively superseded by 7.1., 7.2., 7.3 and 7.4 hereof, and (y) updating any Exhibits and/or representations otherwise contained in Article 8 of the Credit Agreement (after giving effect to Section 5 of this Agreement).

     8. AFFIRMATIVE COVENANTS:

     Borrowers covenant and agree, that so long as any Money Advances are outstanding and until all Indebtedness due Lender is paid in full, they will.

     8.1. PAYMENTS OF PRINCIPAL AND INTEREST ON INDEBTEDNESS: Pay the principal amount of each Money Advance and accrued interest thereon when due in accordance with the terms of the Note, whether by acceleration or otherwise, and have no Money Advances outstanding hereunder contrary to any provisions, limitations or restrictions hereof, and pay all Indebtedness due Lender no later than the Termination Date, provided further that any sums due under the Put Agreement shall survive and continue in full force and effect thereafter in accordance with the terms of the Put Agreement.

     8.2. PERFORMANCE OF OBLIGATIONS: Perform or cause to be performed, all of the obligations and covenants of Borrowers or any other Person as required by this Agreement, the Related Documents, or any other agreement, note or other document executed between the Lender and any of the Borrowers and/or another Person, whether now existing or hereafter created, and maintain and take all action (or not fail to take any action or suffer or permit any omission) necessary to maintain the representations and warranties made, as true and accurate.

     8.3. INFORMATION: Furnish promptly and in a form satisfactory to Lender, such information as Lender may reasonably request, from to time, and permit a representative of Lender access to any of its premises.

     8.4. FINANCIAL COVENANTS: Maintain a Senior Debt To Net Worth Ratio not to exceed the ratios set forth below as of the end of each corresponding Fiscal Year, and as of the end of each fiscal quarter thereafter until the subsequent Fiscal Year end:

     (a) Ratios:


                      10 : 1  Fiscal Year end January 31, 1996
                      10 : 1  Fiscal Year end January 31, 1997
                     9.5 : 1  Fiscal Year end January 31, 1998
                     8.5 : 1  Fiscal Year end January 31, 1999
                     6.5 : 1  Fiscal Year end January 31, 2000
                     5.5 : 1  Fiscal Year end January 31, 2001
                       5 : 1  Fiscal Year end January 31, 2002
                       5 : 1  Fiscal Year end January 31, 2003
                       4 : 1  Fiscal Year end January 31, 2004
                       4 : 1  Fiscal Year end January 31, 2005
                       4 : 1  Fiscal Year end January 31, 2006



          (b) Maintain, as of the end of each Fiscal Year of Borrowers, a minimum Net Worth (as defined in Section 1.43 of the Credit Agreement). The required minimum Net Worth will not be less than $8,000,000.00 for the Fiscal Year ending January 31, 1996. For each subsequent Fiscal Year, the minimum required Net Worth amount will be the sum of the preceding Fiscal Year's minimum required Net Worth plus an amount equal to Eighty (80%) per of the Fiscal Year then ended, less any dividends on the Preferred Stock

(as defined in the Stock Purchase Agreement referenced in Section 6.1 hereof).


     8.5.  FEES AND EXPENSES:

           (a) The Borrowers shall pay to the Lender on demand all reasonable costs and expenses that the Lender pays or incurs in connection with the administration, enforcement, and termination of this agreement, including, without limitation: (i) reasonable fees and expenses (including fees and disbursements of counsel) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the transactions contemplated; (iii) reasonable costs and expenses of consultants and Lender's Authorized Agent retained by the Lender in connection with the negotiation, execution and performance of this Agreement or any transaction contemplated hereunder; (iv) costs and expenses (including fees and disbursements of counsel) paid or incurred to obtain performance of any Borrowers' obligations hereunder, or to exercise any rights with respect to any Event of Default. Upon request by the Borrowers, the Lender will provide supporting documentation within its possession detailing such costs, fees and expenses.

            (b)  As used herein, the costs for the Lender's Authorized Agent incurred by the Lender to monitor the Borrowers' compliance with this Agreement, in the absence of an Event of Default, are referred to as "Routine Expenses." These shall include but not be limited to review of financial statements, review of certificates delivered hereunder, and review of ongoing compliance by the Borrowers with the requirements of this Agreement. The fees expenses attributable to Routine Expenses with respect to which the Borrowers are required to reimburse or pay the Lender hereunder shall not exceed [which include, and are not in addition to, Routine Expenses due under the Credit Agreement so long as the Credit Agreement exists, and thereafter the following provisions of this Section 8.5(b) shall apply] (1) $52,500.00 for Borrowers' fiscal year ending January 31, 1987, 1998 and 1999, (2) $54,600.00 for
Borrowers' fiscal year ending January 2000, (3) $56,800.00 for Borrowers' fiscal year ending January 31, 2001, (4) $59,100.00 for Borrowers' fiscal year ending January 31, 2002, (5) $61,500.00 for Borrowers' fiscal year ending January 31, 2003, (6) $64,000.00 for Borrowers' fiscal year ending January 31, 2004, (7) $66,600.00 for Borrowers' fiscal year ending

January 31, 2005, (8) $69,300.00 for Borrowers' fiscal year ending January 31, 2006, and 9) $72,100.00 for Borrowers' fiscal year ending January 31, 2007. In the event the Credit Agreement Lender's Authorized Agent is replaced, the amounts set forth above will be subject re reasonable redetermination by the then existing Lender's Authorized Agent. Expenses related to investigations of Event of Default and analysis of requests for exceptions to or waivers of covenants are expressly excluded from the definition of "Routine Expenses." The foregoing shall be subject to any other provisions of this Agreement specifically relating to the payment of costs and expenses.

          (c) The obligation of the Borrowers to make payments to the Lender pursuant to this Section 8.5 shall survive the termination of this Agreement, until the earlier of (i) the occurrence of a Public Offering (as defined in the Put Agreement attached as Exhibit "C"), or (ii) the repurchase by MCA financial Corp. of the shares (as defined in the Put Agreement) pursuant to the provisions of the Put Agreement, provided that costs and expenses described in clauses (ii) and (iii) of Section 8.5 (a) shall be paid by any Company to the Fund only to the extent incurred prior to termination. After such termination, Lender's Authorized Agent shall be entitled to reasonable fees and expenses for services provided thereafter.

     8.6. RELATED PARTY ACCOUNTS RECEIVABLE RESTRICTION: Reduce related party accounts receivable (as reflected in the balance sheet line item captioned "Accounts Receivable - Related Parties" less the amount of related party accounts payable identified in Note 8 - Related Party Transactions" of the Financial Statements of Borrowers (as required by Section 10.12 of the Credit Agreement) to an amount which is no more than Thirty (30%) percent of total Stockholders' Equity [as reflected in the total of the balance sheet section captioned "Stockholders' Equity" [provided however in calculating Stockholder's Equity, there shall be evidenced in liabilities the amount then accrued under
Section 3(a) (1) of the Put Agreement)], by July 31, 2001 as calculated taking the most current Financial Statements available at that time, and will maintain related party accounts receivable (as referenced herein) at an amount which is no more than Thirty (30%) percent of total Stockholders' Equity (as referenced and calculated herein) thereafter.

     9. NEGATIVE COVENANTS:

     Borrowers covenant and agree, that so long as any Money Advances are outstanding, and until all Indebtedness due Lender is paid in full, they will not:

     9.1. EVENT OF DEFAULT: Permit any Event of Default or Matured Event of Default to occur.

     9.2. DISPOSITION OF NON-CONFORMING LOANS: Voluntarily or involuntarily dispose of any Qualifying Non-Conforming Loan without simultaneous payment to the Escrow Agent of the Required Escrow Principal Payments.

     9.3. DEFAULT IN PAYMENT: Default in any payment of the principal of or interest on any Indebtedness to Lender when and as the same shall have become due and payable, whether at maturity, by acceleration or otherwise, which Default shall remain uncured for a period of Five (5) Business Days, whether such Indebtedness is now existing or hereafter created.

     9.4. TRANSACTION WITH AFFILIATES: Permit the consolidated net income of RIMCO Corporation and its subsidiaries (collectively "RIMCO") to exceed Fifty Thousand and 00/100 ($50,000.00) Dollars in any Fiscal Year, provided further that all such excess shall be for the benefit of Borrowers, received by Borrowers, and reflected in the Financial Statements of Borrowers.

     9.5. LAND CONTRACT INVENTORY: Permit their land contract inventory (reflected in the balance sheet line item captioned "Land Contracts Held for Resale", of the Financial statements of Borrowers (as required by Section 10.12 of the Credit Agreement) to include more than One Million ($1,000,000.00) Dollars of land contracts related to property located outside of the state of Michigan until July 31, 1999. Commencing with each Fiscal Year thereafter, the One Million ($1,000,000.00) Dollar limitation shall be increased or decreased by the percentage change in Stockholders' Equity for the most recent Fiscal Year then ended (as referenced in Section 8.6 hereof).

     10. BOOKS/RECORDS/FINANCIAL REPORTS/CERTIFICATES:

         Borrowers covenant and agree, that so long as any Money

Advances are outstanding, and until all Indebtedness due Lender is paid in full, they will keep proper books of accounts in a manner satisfactory to Lender; and:

     10.1. FINANCIAL STATEMENTS: Borrowers shall deliver to Lender, the Financial Statements (as required by Section 10.12 of the Credit Agreement excluding the last sentence thereof), together with a Supplemental Schedule report specifically setting forth the Value of Qualifying Non-Conforming Loans ("Supplemental Schedule"), which Supplemental Schedule shall be true and accurate in all material respects.

     10.2. MONTHLY REPORTS: Borrowers shall deliver to Lender, no later than Twenty (20) Business Days after the end of each month, the following certified to by the President or Chief Executive Officer or Chief Financial Officer of
Borrowers:

           (a) Use of proceeds schedule.

           (b) Income Statements for each of the operating entities (unconsolidated) in a format which is consistent with the Financial Reports herein required.

           (c) Activity reports consisting of summaries of loan applications and closing activity by product type and location.

           (d) Balances outstanding on all Senior Debt.

     10.3. OFFICER'S CERTIFICATES: Borrower shall deliver to Lender with each set of Financial Statements delivered pursuant to Sections 10.1 and 10.6, a certificate signed by the President, or the chief executive or chief financial officer, respectively of the Borrowers and RIMCO (if not the President), setting forth:

          (a) the information (including detailed calculations) required in order to establish whether the Borrowers were in compliance with the requirements set forth in Section 8.4 of this Agreement during and as of the end of the period covered by the Financial Statements then being furnished; and

          (b) that the signers have reviewed all of the relevant terms of this Agreement and have made, or have caused to be made, under their supervision, a review of the transactions and conditions of the Borrowers from the beginning of the accounting period covered by the Financial Statements being delivered therewith to the date of the certificate, and that such review has not disclosed the existence during such period of any Event of Default.e

     10.4. ACCOUNTANT'S CERTIFICATES: Borrowers shall deliver to Lender with each set of Financial Statements delivered pursuant to Sections 10.1 (relating solely to the annual audited Financial Statements), a certificate of the accountants preparing such Financial Statements, stating that:

           (a) they have reviewed this Agreement and stating further, whether, in making their examination in connection with such report, such accountants have become aware of any condition or event (compliance with which is subject to verification by accountants in the course of normal auditing procedures) which is an Event of Default, specifying the nature and period of existence thereof; and

           (b) such Financial Statements fairly present the financial condition and the results of operations of the Borrowers as of the end of and for such period and have been prepared in accordance with GAAP and that the examination of such accountants in connection with such report has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances; and

           (c) the Supplemental Schedule(s) were, and are true, in all material respects.

     10.5. INSPECTION OF BOOKS AND RECORDS:  Borrowers and RIMCO (as defined in
Section 9.4) authorize Lender and/or Lender's Authorized Agent to inspect and confirm Borrowers' (and any other subsidiaries of any of the Borrowers) and RIMCO's books, records and papers while in the custody of Borrowers or RIMCO, or under the custody and control of others, and Lender and/or Lender's Authorized Agent shall have the right to make copies and abstracts thereof, during business hours and upon Three (3) Business Days prior notice. The Borrowers and RIMCO shall also permit the Lender or Lender's Authorized Agent to discuss the affairs, finances and accounts of the Borrowers and RIMCO with each of their respective directors, officers, employees and independent auditors without restriction, and do hereby authorize, grant permission to and agree to instruct such persons to respond fully and without restriction to the Lender's reasonable inquiries and release such information and documentation as the Lender may reasonable request.
The information so obtained may be disclosed by the Lender to its advisors, representatives, and Lender's Authorized Agent, but shall not be used for purposes not properly related to this Agreement and shall not otherwise be disclosed by the Lender, its advisors, representatives, or Lender's Authorized Agent, except as required by law or to enforce the Lender's rights under this Agreement or any of the Related Documents.

     10.6. RIMCO FINANCIAL STATEMENTS: RIMCO shall deliver to Lender, financial statements of RIMCO, prepared by management of RIMCO in accordance with GAAP, at the time the Financial Statements required by Section 10.1 hereof are required to be delivered.

     11. NOTICE OF DEFAULT:

     11.1. REQUIRED NOTICE OF DEFAULT: Lender shall be required to give Borrowers a Notice of Default with respect to any Event of Default except as provided in Section 11.2, and Borrowers shall be allowed to cure such Event of Default within the applicable Cure Period.

     11.2. NO REQUIRED NOTICE OF DEFAULT: Lender shall not be required to give Borrower a Notice of Default with respect to:

           (a) any Event of Default arising out of the Borrowers' failure to notify and/or report to Lender, those matters herein required; and

           (b) any Event of Default arising from any Borrowers' breach of any representations or warranties; and

           (c) any Matured Event of Default that exists as a result of either
(i) a Senior Lender Default; or (ii) an Insolvency Event.

     11.3. COMMERCIALLY REASONABLE: Borrowers agree that the Cure Periods shall respectively constitute commercially reasonable notice.

     12. REMEDIES IN EVENT OF DEFAULT:


     If a Matured Event of Default exists, or if Lender shall in good faith believe that the prospect of prompt payment of any Indebtedness due Lender, in full, as and when due, or the full performance of any of the Borrowers' obligations, is or may be impaired, the Lender shall have the following rights and remedies, provided further that the rights and remedies contained herein or otherwise available shall be cumulative and not exclusive, but in all events the same are subject to the Subordination Agreements, and Lender shall have the right, subject to the Subordination Agreements, to exercise any and all other rights and remedies which may be available, whether contained in this Agreement, the Related Documents, the Existing Loan Documents, or available by virtue of law, or contained in any other instruments or agreements between the Lender and any of the Borrowers and/or any other Person, including under the Existing Loan Documents, and any such action by Lender shall not serve to release or discharge any other rights of Lender in connection with this transaction. The Subordination Agreements shall in no way be deemed to impair or modify the rights of the Fund under the Existing Loan Documents.

     12.1. ACCELERATION: All Indebtedness shall accelerate without notice or demand, and immediately be due and payable, without presentation, notice or demand, notwithstanding the maturity or due date therein to the contrary, all of which are expressly waived by the Borrowers.


     12.2. WAIVERS: To the extent permitted by applicable law, the Borrowers agree to waive and do hereby absolutely and irrevocably waive and relinquish the benefits and advantages of any valuation, stay, appraisement, extension or redemption laws now or hereafter existing which, but for this provision, might be applicable to any sale made under any judgment, order or decree of any court, or otherwise, based on the Note contemplated hereby, or on any claim for interest on such Note.

     12.3. APPOINTMENT OF RECEIVER: Lender shall be entitled, to the extent provided by law, to the appointment of a receiver of the business and premises of Borrowers, and of the rents and profits derived therefrom. This appointment shall be in addition to any other rights, relief or remedies afforded Lender. Such receiver, in addition to any other rights to which he shall be entitled, shall be authorized to sell any and all property of the Borrower for the benefit of Lender pursuant to provisions of Michigan law and the Uniform Commercial Code of Michigan. In the event of any deficiency, Borrowers shall remain liable therefor.


     12.4. INJUNCTIONS: Borrowers acknowledge that upon the occurrence of a Matured Event of Default, no remedy at law will provide adequate relief to Lender; therefore, Borrowers agree that Lender shall be entitled to temporary and permanent injunctive, or other equitable relief in any such case without proving actual damages, it being acknowledged that the nature of Borrowers' business dictates such relief is necessary in order to preserve the rights of the Lender.

     12.5. EXPENSES: Borrowers shall pay to Lender, on demand, any and all expenses, including reasonable attorneys' fees and legal expenses, and outside consultants' fees reasonably incurred or paid by Lender in connection with the Agreement and any of the Related Documents, including the preparation or amendment thereof, or in connection with protecting or enforcing its rights under this Agreement, the Related Documents or pursuant to any other document
or agreement.   Lender shall not be required to proceed against any other
party, or pursue any other right or remedy hereunder, or under any other instrument or agreement, but all such rights and remedies shall be cumulative and in addition to all other rights and remedies of Lender.

     12.6. ENFORCEMENT OF RIGHTS: Lender shall be entitled to enforce its rights hereunder and to avail itself of said other rights or remedies simultaneously or successively, in such order and priority as Lender shall determine, and all such rights and remedies shall continue in full force and effect until all Indebtedness of the Borrowers shall be satisfied in full, and no one or more of such actions shall be deemed an election of remedies.


     13. NOTICES:

         Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to the other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) Three (3) calendar days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:


IF TO LENDER:            Board of Trustees of the Policemen
                         and Firemen Retirement System of
                         the City of Detroit
                         908 City-County Building
                         Detroit, Michigan  48226
                         Attn: Nicholas Degal, Assistant
                               Administrator Supervisor
                         Telecopy No.: (313) 224-3522

WITH A COPY TO:          Couzens, Lansky, Fealk, Ellis,
                         Roeder & Lazar, P.C.
                         33533 West 12 Mile Road, Suite 150
                         Farmington Hills, Michigan  48331-5645
                         Attn:  Donald A. Wagner, Esq.
                         Telecopy No.: (810) 489-4156

WITH A COPY TO:          Ronald Zajac, Esq.
                         243 W. Fort Street, Suite 480
                         Detroit, Michigan  48226
                         Telecopy No.: (313) 961-6559

WITH A COPY TO
LENDER'S AUTHORIZED
AGENT:                   Plante & Moran, L.L.P.
                         27400 Northwestern Highway
                         P.O. Box 307
                         Southfield, Michigan  48034-0307
                         Attn:  Jon Woods
                         Telecopy No.:   (810) 352-0018

IF TO BORROWERS:         c/o MCA Financial Corp.
                         23999 Northwestern Highway, Suite 230
                         Southfield, Michigan  48074
                         Attn:  Patrick D. Quinlan, Chairman
                         Telecopy No.:  (810) 358-7507

WITH A COPY TO:          Butzel Long
                         150 West Jefferson, Suite 900
                         Detroit, Michigan  48226-4430
                         Attn:  Justin G. Klimko, Esq.

                         Telecopy No.:  (313)  225-7080


or to such other address as each party may designate for itself by like notice.

     14. TERMINATION:

     Lender may terminate this Agreement and its obligations hereunder upon the occurrence of a Matured Event of Default. Provided this Agreement shall not have been terminated earlier because of a Matured Event of Default, this Agreement terminates on the Termination Date. All of the Borrowers' obligations, duties, promises, covenants, representations or warranties under this Agreement and the Borrowers or others' obligations, duties, promises, covenants, representations or warranties under the Related Documents, shall continue and remain in full force and effect after the Termination Date until the Indebtedness is paid in full, provided further that the Related Documents and the provisions thereof, described in Sections 6.1, 6.2, and 6.3 shall in all events survive thereafter, in accordance with their respective terms. In the event the Indebtedness is paid in full without the existence of a Matured Event of Default, then the Related Documents described in Sections 6.1, 6.2, and 6.3, together with all provisions of this Agreement except Sections 2,3,4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.10, 7.11, 8.1., 8.3., 8.4., 9.2., 9.3., 10.2, 10.5,
12.1, 12.3 and 15 shall survive and remain in full force and effect.

Upon termination, and subject to the Subordination Agreements, the Indebtedness, the Note and Money Advances, and all other obligations due Lender from Borrowers, shall then be immediately due and payable, notwithstanding any Maturity Date or Due Date to the contrary, plus the interest accrued thereon until payment in full.

     15. CONDITIONS PRECEDENT TO ADVANCE:

     15.1. CONDITIONS PRECEDENT TO INITIAL MONEY ADVANCES: The obligation of the Lender to make the initial Money Advance to the Escrow Agent is subject to all the conditions and requirements of this Agreement and delivery of the following required documents or other action, all of which are conditions precedent:

           (a) Corporate Status: A Certificate of Good Standing of Borrowers certified by the State of Michigan (and in the case of Mortgage Corporation of America, Inc., the State of Ohio), and any other State in which they conduct business, to the effect that the Borrowers are authorized to do business within said jurisdiction.

          (b) Resolutions: Certified Copies of Corporate Resolutions of Borrowers authorizing the consummation of the transactions contemplated hereby and providing for the execution of a written direction of payment if proceeds are to be paid to a Person other than Borrowers.

          (c) Certified Documents: A true copy, as of the date of execution hereof, of the Articles of Incorporation, By-Laws (and the Code of Regulations with respect to Mortgage Corporation of America, Inc.) and Shareholder List of the Borrowers (except for the holders of the Preferred Stock of MCA Financial Corp.), including all amendments to the foregoing, certified to by the Secretary of the Borrowers.

          (d) Opinion of Borrower's Counsel: The opinion of counsel for the Borrowers, dated as of the date of the closing, satisfactory in form and substance to Lender's designated counsel.


          (e) Schedules/Exhibits: The Schedules and Exhibits required by this Agreement.

          (f) Stock Certificates: Delivery of the stock certificate(s) evidencing ownership of the Stock required by the Stock Purchase Agreement.

          (g)  Related Documents:  Execution and delivery of the Related
Documents.

     16. MISCELLANEOUS:

     16.1. BINDING EFFECT: This Agreement and the Related Documents shall be binding upon and shall inure to the benefit of the Borrowers and Lender, and their respective successors and assigns, provided that the foregoing shall not authorize any assignment by any of the Borrowers of their rights or duties hereunder, which assignment, in whole or in part, by any of the Borrowers shall not be permissible.

     16.2. DELAY/WAIVER: No delay or failure of Lender in exercising any right, remedy, power or privilege hereunder shall affect such right, remedy, power or privilege, nor shall any single or partial exercise thereof preclude the exercise of any other right, remedy, power or privilege. No delay or failure of Lender at any time to demand strict adherence to the terms of this Agreement shall be deemed to constitute a course of conduct inconsistent with the Lender's right at any time, before or after any Event of Default, to demand strict adherence to the terms of this Agreement or the Related Documents.

     16.3. INCORPORATION BY REFERENCE: The Related Documents are incorporated herein by reference, and in the event any provision thereof is inconsistent with the provisions of this Agreement, then this Agreement shall be deemed paramount unless the rights and remedies of the Lender would be adversely affected or diminished thereby, provided however the Related Documents described in Section 6.1, 6.2, 6.3 and 6.4 shall in all events survive, and remain in full force and effect in accordance with their respective terms, after the Termination Date or other expiration or termination of this Agreement.

     16.4. APPLICABLE LAW: This Agreement and the Related Documents shall be interpreted, and the rights of the parties hereunder shall be determined, under the laws of the State of Michigan.

     16.5. SURVIVAL: Subject to Section 14, hereof, all representations and warranties contained herein, in the Related Documents, or in writing by the Borrowers in connection herewith shall survive the execution and delivery of this Agreement.

     16.6. FURTHER ASSURANCES: Borrowers, from time to time, upon written request of Lender, will make, execute, acknowledge and deliver all such further and additional instruments and take all such further action as may be reasonably required, to carry out the intent and purpose of this Agreement and the Related Documents and to provide for the payment of the Loan, Note, and Money Advances, according to the intent and purpose herein and therein expressed.

     16.7. HOLD HARMLESS/INDEMNITY: Borrowers hereby assume responsibility and liability for, and hereby holds harmless and indemnify Lender from and against, any and all, by way of example but without limitation, liabilities, demands, obligations, injuries, costs, damages (direct, indirect or consequential), awards, loss of interest, principal, or any portion of the Indebtedness, charges, expenses, payments of monies and reasonable attorney fees, incurred or suffered, directly or indirectly, by Lender and/or asserted against Lender by any Person whatsoever, including Borrowers, arising out of this Agreement, or the Related Documents, or the relationship herein set forth or the exercise of any right or remedy or the exercise of any right in connection therewith, for which Lender may be liable, for any reason whatsoever, except to the extent
(on a comparative basis) the above are related to the gross negligence of Lender.

     16.8. COMPLETE AGREEMENT: This Agreement and the Related Documents (subject to the Incorporation by Reference) incorporate and/or contain the entire agreement of the parties hereto and none of the parties shall be bound by anything not expressed in writing.

     16.9. INVALIDITY: Should any part, term or provision of this Agreement or the Existing Loan Documents be by the courts decided to be illegal or in conflict with any law of the State of Michigan, the validity of the remaining portion or provisions of the Agreement and the Existing Loan Documents shall not be affected thereby.

     16.10. AMENDMENT: This Agreement, the Existing Loan Documents and the Related Documents may only be amended, modified or extended by written instrument executed by Lender and Borrowers.

     16.11. DUPLICATE ORIGINALS: Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

     16.12. TIME OF ESSENCE:  Time shall be of the essence of this Agreement.

     16.13. AUTHORIZED AGENT AUTHORITY: Lender has appointed the Lender's Authorized Agent as its agent to act for and on behalf of Lender in connection with this Agreement and the Related Documents. Any approval, consent or other matters which require the action of the Lender may be exercised by the Lender's Authorized Agent. Notwithstanding the agency designation, the Lender's Authorized Agent is an independent contractor, and the Lender's Authorized Agent may elect, from time to time, not to act for the Lender unless the Lender has been specifically consulted.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first appearing above.



         LENDER:                         BORROWERS:
         ------                          ---------

         The Board of Trustees of the     MCA Financial Corp.
         Policemen and Firemen
         Retirement System of the City
         of Detroit                       By:_____________________________

                                            Its:__________________________


         By:__________________________


            Its:______________________


                       and

         By:__________________________          MCA Mortgage Corporation

                                          By: ____________________________
            Its:______________________

                                               Its: ______________________

                                          Mortgage Corporation of America

                                          By: ____________________________

                                               Its: ______________________

                                        Mortgage Corporation of America,
                                        Inc.

                                        By:___________________________

                                            Its:______________________

                                        MCA Realty Corporation

                                        By:___________________________

                                            Its:______________________

                                        Complete Financial Corp.

                                        By:___________________________

                                            Its:______________________

                                        Securities Corporation of
                                        America

                                        By:___________________________

                                            Its:______________________



     The undersigned executes this Agreement solely for the purposes of evidencing its consent to be bound by the provisions of Sections 9.4., 10.5., and 10.6.

                                        RIMCO Financial Corporation


                                        By:___________________________

                                            Its:______________________

                                 SCHEDULE 1.31

                           QUALIFYING WORKING CAPITAL

1.   Salaries and commissions
2.   Payroll taxes
3.   Fringe benefits
4.   Rent
5.   Utilities
6.   Repairs and maintenance
7.   Equipment leases
8.   Telephone
9.   Postage and shipping
10.  Office supplies
11.  Travel
12.  Entertainment
13.  Advertising and promotion
14.  Professional fees
15.  Interest expenses
16.  Broker fees
17.  Origination/closing fees
18.  Insurance
19.  Training
20.  Taxes
21.  Auto expense
22.  Dues, subscriptions and licenses